SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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Check the Appropriate Box:

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             (as permitted by Rule 14a-6(e)(2))
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[ ]      Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                            VESTAUR SECURITIES, INC.
                           File No. 811-2320; 2-47081
               -------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                ------------------------------------------------
      (Name of Person Filing Proxy Statement, if other than the Registrant)

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   (1)      Amount Previously Paid:
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                          -----------------------------------
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                        -------------------------------------

                            VESTAUR SECURITIES, INC.

            123 South Broad Street, Philadelphia, Pennsylvania 19109

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 14, 2003

TO THE STOCKHOLDERS
OF VESTAUR SECURITIES, INC.


    Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Vestaur Securities, Inc. (the "Fund") will be held on Wednesday, May 14, 2003, at 9:30 a.m. local time, at the Fifth Floor Board Room, First Union/Wachovia Bank, 123 South Broad Street, Philadelphia, PA 19102, for the following purposes:

    1. To elect a Board of nine Directors to serve until the next annual meeting and until their successors shall have been elected and qualified;

    2. To ratify the action of the Board of Directors in selecting KPMG, LLP as auditors to examine the books and financial statements of the Fund, for the period commencing December 1, 2002 and ending November 30, 2003; and

    3. To transact such other business as may properly be brought before the Meeting.

    Stockholders of record at the close of business on March 26, 2003 will be entitled to vote at the Meeting. A complete list of the stockholders entitled to vote at the Meeting shall be available for examination by any stockholder at the principal office of the Fund during normal business hours from April 30, 2003 until the commencement of the Meeting, at which time the list will be available at the place of the Meeting.

    It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the /enclosed proxy, and return it in the accompanying envelope as promptly as possible. Any stockholder attending the Meeting can vote in person even though a proxy has already been returned.

                                    By Order of the Board of Directors

                                    CAROL A. KOSEL

                                    Treasurer

Philadelphia, Pennsylvania
April 8, 2003

                            VESTAUR SECURITIES, INC.

                                 PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Vestaur Securities, Inc. (the "Fund") for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the Fifth Floor Board Room, First Union/Wachovia Bank, 123 South Broad Street, Philadelphia, Pennsylvania 19102, on Wednesday, May 14, 2003 at 9:30 a.m. local time. The address of the principal office of the Fund is 123 South Broad Street, Philadelphia, Pennsylvania 19109.

Proxy Solicitation

     All proxies in the enclosed form which are properly executed and returned to the Fund will be voted as provided therein at the Meeting or at any adjournments thereof. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to an officer of the Fund. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

     The Board of Directors intends to bring before the Meeting the matters set forth in Proposals 1 and 2 in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to Proposals 1 and 2 in accordance with the directions of the stockholders as specified on the proxy card; if no choice is specified, the shares will be voted FOR the election of the nine directors named under Proposal 1; and FOR ratification of KPMG, LLP as auditors under Proposal 2. If any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with the views of management thereon. Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) are counted for quorum purposes. The Fund's by-laws provide that the holders of a majority of the shares issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions will be excluded from a vote on the proposal to ratify approval of auditors. Broker non-votes will not be counted as votes against the proposal to ratify approval of auditors. For this reason, abstentions and broker non-votes will have no effect on the proposal to ratify approval of auditors because it requires the affirmative vote of a majority of shares cast at the Meeting. Under the rules of the New York Stock Exchange, Inc., brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors.

     The affirmative vote of a plurality of the shares present in person or represented by proxy at the Meeting is required for the election of Directors (Proposal 1). The nine nominees that receive the most affirmative votes cast at the meeting will be elected as directors. The affirmative vote of a majority of the shares cast at the meeting is required for ratification of the selection of independent auditors (Proposal 2).

     In the event a quorum is not present at the meeting or in the event that a quorum is present but sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at such meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, IN FAVOR of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, AGAINST any such adjournment. Abstentions and broker non-notes will not be voted as a motion to adjourn.

     The Fund will bear the costs of preparing, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished to stockholders. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Fund has engaged Georgeson Shareholder Communications, Inc. to solicit proxies from brokers, banks, other institutional holders and individual stockholders for a fee of approximately $4,500. This fee will be borne by the Fund. The Annual Report of the Fund was mailed to all stockholders on or about January 31, 2003. Stockholders may request, without charge, a copy of the Annual Report by calling Carol Kosel at 1-800-225-1587 or by writing Vestaur Securities, Inc., c/o Evergreen Investment Services, Inc. ("EIS"), the Fund's Administrator, at 200 Berkeley Street - 21st Floor, Boston, Massachusetts 02116-5034. This proxy statement and form of proxy were first sent to stockholders on or about April 8, 2003.

Voting Securities and Principal Holders Thereof

     Holders of record of the Fund's common stock at the close of business March 26, 2003 will be entitled to vote at the Meeting or any adjournment thereof. As of January 31, 2003, the Fund had outstanding 6,932,054 shares of common stock. Each stockholder is entitled to one vote per share of common stock on all business of the Meeting. To the knowledge of the Fund, there is no beneficial owner of more than 5% of the outstanding common stock of the Fund.

     As of January 31, 2003, the officers and Directors of the Fund as a group beneficially owned in aggregate 7,783 shares (0.11%) of the outstanding common stock of the Fund and less than 1% of the outstanding securities of Wachovia Corporation ("Wachovia"), parent of Evergreen Investment Management Company, LLC ("EIMC"), the Fund's investment advisor.

                      I. ELECTION OF DIRECTORS (Proposal 1)

     At the Meeting, nine directors, constituting the entire Board of Directors of the Fund, are to be elected to hold office until the next annual meeting and until their successors are elected and qualified. If any nominee for any reason becomes unable to serve, the persons named as proxies will vote for the election of such other persons as they believe will carry on the present policies of the Fund and as they deem to be qualified. The Board of Directors has no reason to believe that any of the nine nominees will be unable to serve.

Nominees for Election as Directors

     Each of the nominees for director has previously served on the Board. The following table contains specific information about each nominee, including: age, principal occupation and other affiliations for the last five years, term of office, length of time each has served, amount of stock of the Fund owned beneficially, either directly or indirectly, and any other directorships held outside the Fund.

Independent Directors

                                                                             Shares
                                                                              Owned                              Dollar
                                              Age, Principal Occupation    Beneficially Percent    Other         Range of
                      Position     Director                and                Directly  of Class  Directorships  Investment
Name and Address    with the Fund  Since(1) Other Affiliations for the Last     or        as of       Held        in the
----------------    -------------  --------          Five Years             Indirectly   1/31/03   Outside of     Fund
                                            ---------------------------    as of 1/31/03            the Fund
                                                                          ------------- -------- --------------  ----------
Steven S.             Director      1999   (54) Chairman and Chief            1,000      0.014%    None          $10,001-$50,000
Elbaum(2)(3)                               Executive Officer of The Alpine
One Meadowlands                            Group, Inc. (Holding Company);
Plaza                                      Chairman of the Board of
Suite 200                                  Spherion Corporation (staffing
East Rutherford, NJ                        and consulting) and Superior
07073                                      Telecom, Inc. (wire and cable
                                           producer).

Paul B. Fay, Jr.      Director      1972   (84) President and Financial       2,883     0.042%    None    $10,001-$50,000
3766 Clay Street                           Consultant, The Fay Improvement
San Francisco, CA                          Company (Service Provider to
94118                                      Money Managers); Trustee of
                                           Odell Charitable Foundation and
                                           Naval War College Foundation
                                           (Emeritus); Director of First
                                           American Corporation (Financial
                                           Holding Company); Director,
                                           OptimumBank.com; Formerly,
                                           Director, Compensation Resource
                                           Group Incorporated (National
                                           Executive Compensation
                                           Consulting firm).

John C. Jansing,      Director      1972   (77) Director, Alpine Group        1,000     0.014%  Director  $10,001-$50,000
Sr.(2)                                     Inc.; Director, Superior                             Emeritus,
162 S. Beach Road                          Telecom, Inc.; Director                                Lord
Hobe Sound, FL 33455                       Emeritus, Lord Abbett & Co.                          Abbett &
                                           (Managed Group of Mutual                                Co.
                                           Funds); Formerly, Chairman,
                                           Independent Election
                                           Corporation of America.

Charles P. Pizzi      Director      1997   (52) President and Chief            -0-       -0-      None       -0-
3413 Fox Street                            Executive Officer, Tasty Baking
Philadelphia, PA                           Company; Formerly, President,
19129                                      Greater Philadelphia Chamber of
                                           Commerce.

Philip R.             Director      1972   (75) Treasurer and Trustee of      1,511    0.022%     None    $10,001-$50,000
Reynolds(2)(3)                             J. Walton Bissell Foundation.
43 Montclair Drive
West Hartford, CT
06107

Marciarose            Director      1972   (68) Freelance broadcast            889     0.013%     None    $10,001-$50,000
Shestack(3)                                journalist and public relations
Parkway House                              consultant; Formerly,
2201 Pennsylvania                          Consultant of Philadelphia
Ave.                                       Developers Alliance, and
Philadelphia, PA                           President, Philadelphia
19130                                      Developers Alliance.

Robert E. Shultz      Director      1999   (63) Partner, TSW Associates;       100      0.001%  Director, $1-$10,000
120 Scarlet Oak Dr.                        Chairman, Membership Committee,                       General
Wilton, CT 06897                           Institute for Quantitative                            Motors
                                           Research in Finance; Director,                         Asset
                                           LIM Asia Arbitrage Fund;                            Management,
                                           Partner, Special Adviser,                            Absolute
                                           International Pension and                             Return
                                           Economic Research Institute,                        Strategies
                                           Tokyo, Japan; Member,                                  Fund
                                           Investment Advisory Committee,
                                           Christian Brothers Investment
                                           Services; Formerly, Advisory Board,
                                           The Market Channel; Formerly, Senior
                                           Vice President, Pine Grove
                                           Associates.

     Interested Directors

                                                                             Shares
                                                                              Owned                              Dollar
                                              Age, Principal Occupation    Beneficially Percent    Other         Range of
                      Position     Director                and                Directly  of Class  Directorships  Investment
Name and Address    with the Fund  Since(1) Other Affiliations for the Last     or        as of       Held        in the
----------------    -------------  --------          Five Years             Indirectly   1/31/03   Outside of     Fund
                                            ---------------------------    as of 1/31/03            the Fund
                                                                          ------------- -------- --------------  ----------
Glen T. Insley(3)     Director     1998  (56) Chairman of the Board of the     300       0.004%   None   $1-$10,000
Two Wachovia Center                      Fund; Vice President and Managing
NC-1157                                  Director of Risk Management,
301 South Tryon                          Evergreen Asset Management;
Street                                   Senior Vice President, Wachovia.
Charlotte, NC 28288

Dung Vukhac           Director     2001  (59) Vice President and Managing      100       0.001%   None   $1-$10,000
55 Valley Stream                         Director of Client Services,
Parkway                                  EIMC; Senior Vice President,
Malvern, PA 19355                        Wachovia; Formerly, Managing
                                         Director, Senior Vice President,
                                         Fixed Income Services, CoreStates
                                         Investment Advisers, Inc.;
                                         Formerly, Securities Analyst,
                                         Economist, Vice President and
                                         Fixed Income Manager, Trust
                                         Department, Philadelphia National
                                         Bank.

(1)      All Directors are elected to serve a one-year term.

(2)      Member of Audit Committee

(3)      Member of Executive Committee

     Under the Investment Company Act of 1940, as amended (the "1940 Act"), both Messrs. Insley and Vukhac are "interested persons" of the Fund because they are officers of EIMC. Superior Telecom, Inc. for which Mr. Elbaum serves as Chairman, filed a voluntary petition under the federal bankruptcy laws in March 2003.

     The Board of Directors held four regular meetings in fiscal year 2002. The Board of Directors has appointed an Executive Committee consisting of Steven S. Elbaum, Glen T. Insley, Philip R. Reynolds and Marciarose Shestack. The purpose of the Executive Committee is to provide advice and aid the officers of the Fund in all matters concerning the business and affairs of the Fund and, generally, perform such duties and exercise such powers as may be directed or delegated by the Board of Directors from time to time. The Executive Committee did not meet during fiscal year 2002. The Board of Directors has also appointed an Audit Committee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that they deem appropriate. The Audit Committee met three times during fiscal year 2002. The Audit Committee consists of Steven S. Elbaum, John C. Jansing and Philip R. Reynolds. The Fund had no Nominating or Compensation Committees during fiscal year 2002.

Current Officers

     The following table contains specific information about each principal officer of the Fund, including: length of time each has served, age, principal occupation and other affiliations during the last five years including offices held with EIMC, Wachovia and their affiliated companies, and beneficial ownership of shares of the common stock of Wachovia.

                                                                                        Wachovia(1)    Common Stock
                           Office with             Age, Principal Occupation           Shares Owned    Options to
                          the Fund and            and Other Affiliations for           Beneficially     Purchase
Name                     Length of Time               the Last Five Years                1/31/03        1/31/03
                             Served
---------------------    --------------   -----------------------------------------    ------------    -------------
Glen T. Insley              Chairman      (56) Vice President and Managing Director      11,1742         33,154
                          of the Board    of Risk Management, EIMC; Senior Vice
                           since 1998     President, Wachovia.

Dung Vukhac                 President     (59) Vice President and Managing Director       18,112         13,870
                           since 1995     of Client Services, EIMC; Senior Vice
                                          President, Wachovia; Formerly, Managing
                                          Director, Senior Vice President, Fixed
                                          Income Services, CoreStates Investment
                                          Advisers, Inc.; Formerly, Securities
                                          Analyst, Economist, Vice President and
                                          Fixed Income Manager, Trust Department,
                                          Philadelphia National Bank.

Carol A. Kosel              Treasurer     (39) Senior Vice President, Director of          993           18,112
                           since 1999     Fund Administration, EIS.

1 Wachovia has approximately 1,345.4 million shares of common stock outstanding.

2    Mr. Insley has shared power with respect to 1,020 shares.

     Glen T. Insley has direct responsibility for management of the Fund, Dung Vukhac oversees investment management activities of the Fund and Carol A. Kosel is responsible for the Fund's compliance with governing law, maintaining the books and records of the Fund and for working with the portfolio managers on a continuous basis to assure that accounting records are properly maintained and that monies of the Fund are fully invested at all times. Doug Williams and Richard Cryan, each a Vice President and member of EIMC's fixed income division, are the portfolio managers of the Fund and responsible for the investment management activities of the Fund.

Other Remuneration and Affiliations of Officers and Directors

     Each of the seven Directors of the Fund who are not affiliated persons (as defined in the 1940 Act) of EIMC or of Wachovia, its parent, receives an annual fee of $7,000, and $200 for each Board meeting attended, as compensation for services. The Fund also pays such Board members $100 for each Executive Committee Meeting attended and $150 for each Audit Committee Meeting attended. The Fund also reimburses all Directors who are not affiliated persons for expenses incurred in connection with attending meetings of the Board of Directors. For the year ended November 30, 2002, aggregate Directors fees paid were $55,650 and expenses paid were $18,030 (see table below). Fees, salaries or other remuneration of officers of the Fund who also serve as directors, officers, employees or special consultants to EIMC or any of its affiliated companies are borne by EIMC or the Wachovia affiliate for whom the individual serves. All present officers are covered by this provision, and did not receive any compensation or expense reimbursement from the Fund.

                                                         Total Compensation
                                                         From the Fund and
                                      Aggregate             Fund Complex
                                  Compensation from      Paid to Directors
Name and Position                the Fund for Fiscal      For Fiscal Year
with the Fund                    Year Ended 11/30/02       Ended 11/30/02
------------------------------   ---------------------   ------------------
Steven S. Elbaum, Director              $8,250                  $8,250

Paul B. Fay, Jr., Director              $7,800                  $7,800

John C. Jansing, Sr., Director          $8,100                  $8,100

Charles P. Pizzi, Director              $7,800                  $7,800

Philip R. Reynolds, Director            $8,250                  $8,250

Marciarose Shestack, Director           $7,800                  $7,800

Robert E. Shultz, Director              $7,800                  $7,800

Glen T. Insley, Director                   -0-                     -0-

Dung Vukhac, Director                      -0-                     -0-


Investment Advisor

     EIMC, an indirect wholly-owned subsidiary of Wachovia, a North Carolina-based, multi-bank financial holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder, currently serves as the Fund's investment advisor. EIMC has been managing mutual funds and private accounts since 1932. For the fiscal year ended November 30, 2002, the Fund paid $649,470 (0.71% of average net assets) to EIMC in advisory fees. The principal business address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

     The names and principal occupations of the Directors and principal executive officers of EIMC are as follows:

Name                                    Title
------------------------                -------------------------------------------------------------------------------
Dennis H. Ferro                         Director, President and Chief Investment Officer, EIMC; Chief Investment
                                        Officer, Wachovia.

Christopher P. Conkey                   Executive Managing Director and Chief Investment Officer (Equity), EIMC.

William M. Ennis, II                    Director, EIMC; Director, EIS; Director, President and Chief Executive

Michael H. Koonce                       Secretary and Chief Legal Officer, EIMC; Senior Vice President and Assistant

Donald A. McMullen, Jr.                 Director, EIMC; Director, EIS; Vice Chairman, Wachovia.

W. Douglas Munn                         Director, Chief Operating Officer and Senior Vice President, EIMC; Senior Vice

Richard S. Gershen                      Director and Chief Operating Officer, EIMC.

James F. Angelos                        Chief Compliance Officer and Senior Vice President, EIMC; Vice President and

Thomas W. Trickett                      Chief Financial Officer, EIMC.

Sam C. Paddison                         Executive Managing Director and Chief Investment Officer (Specialty Fixed
                                        Income), EIMC.

     None of the foregoing persons owns as much as 1% of the outstanding stock of Wachovia and all of them own less than 5%.

     Administrative services are provided by EIS, an affiliated company of EIMC. EIS is located at 200 Berkeley Street, Boston, MA 02116-5034.

Investment Advisory Agreement

         Pursuant to the terms of the Advisory Agreement, the investment advisor provides the Fund with an investment program complying with the investment objectives, policies and restrictions of the Fund and in carrying out such program is responsible for the investment and reinvestment of the Fund's assets. The investment advisor performs and absorbs the cost of research, statistical analysis and continuous complete supervision of the Fund's investment portfolio. The investment advisor also causes the Fund to be furnished office space and all ordinary and necessary office facilities, equipment and personnel for managing the affairs of the Fund who served as directors, officers or employees of or special consultants to Wachovia Bank, N.A., Wachovia, or any of their affiliated companies. In addition, the investment advisor absorbed the costs and expenses of the Fund's Transfer Agent, Dividend Disbursing Agent and Agent under the Automatic Dividend Investment Plan and the Fund's Registrar. In return for its advisory and other services and the expenses it assumed, under the terms of the Advisory Agreement, the investment advisor is entitled to receive a monthly fee at an annual rate of 0.50% of the average monthly net asset value of the Fund plus 2.50% of the net amount of interest and dividend income after deducting interest on borrowed funds. The investment advisor has agreed to voluntarily waive its investment advisory fee for the one-year contractual period ending March 12, 2004 to the extent required to cap the fee at 0.65%.

         The Fund is responsible under the Advisory Agreement for all other costs and expenses of its operations, including fees of the Directors who were not "affiliated persons" (as defined in the 1940 Act) of Wachovia Bank, N.A., Wachovia or any of their affiliated companies, custodian expenses, legal fees, expenses of independent accountants, costs of acquiring and disposing of portfolio securities, brokerage fees, taxes, stock exchange listing expenses, reports to stockholders, proxy materials, and the cost of printing share certificates and other expenses. The Advisory Agreement provides that the investment advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the investment advisor's part in the performance of its duties under this Agreement.

         The Advisory Agreement was approved by the stockholders of the Fund on April 28, 1998 for a two-year term. The Advisory Agreement provides that it will continue from year to year so long as such continuance is specifically approved at least annually by (1) the Board of Directors of the Fund or (2) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that in either event the continuance also is required to be approved by the vote of a majority of the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund or the investment advisor cast in person at a meeting called for the purpose of voting upon such approval. The Advisory Agreement provides for its automatic termination in the event of its assignment. In addition, the Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the investment advisor or by the investment advisor on 60 days' written notice to the Fund.

            II. RATIFICATION OF APPOINTMENT OF AUDITORS (Proposal 2)

     At a meeting held on March 12, 2003, the Board of Directors, including a majority of those Directors who are not interested persons of the Fund, selected KPMG, LLP ("KPMG"), the current auditors for the Fund, as auditors to examine the Fund's books and securities and to certify from time to time the Fund's financial statements for the period December 1, 2002 to November 30, 2003, subject to ratification by the stockholders of the Fund. KPMG has no direct or indirect material interest in the Fund. Representatives of KPMG are expected to be available at the Meeting with the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions. A majority vote of the shares represented in person and by proxy at the meeting is necessary to ratify the selection of the auditors.

     The Audit Committee has reviewed and discussed the audited financial statements with management, and has discussed with the independent auditors the matters required to be discussed by Statements on Auditing Standards, No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the independent auditor's independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the annual report to shareholders for the last fiscal year for filing with the Securities and Exchange Commission. The Audit Committee consists of Steven S. Elbaum, John C. Jansing and Philip R. Reynolds.

     The Board of Directors has adopted a written charter for the Audit Committee. Each member of the Audit Committee is independent.

     Audit Fees. Aggregate fees billed for professional services rendered by KPMG for the audit of the Fund's annual financial statements were $18,500 for the Fund's last fiscal year.

     Financial Information Systems Design and Implementation Fees. There were no fees billed for professional services by the Fund's auditors relating to financial information systems design and implementation for the Fund, its investment advisor and its affiliates that provide services to the Fund.

     All Other Fees. Aggregate fees billed for other professional services performed by KPMG for the Fund, its investment advisor and its affiliates that provide services to the Fund were: $2,000 in tax fees for the Fund and $155,000 in audit and tax fees received from the Fund's investment advisor, for the Fund's last fiscal year. The audit committee did not consider provision of these services incompatible with the auditor's independence.

                                  MISCELLANEOUS

Section 16(a) Beneficial Ownership Reporting Compliance

         The Fund's officers and Directors, and any persons holding more than ten percent of the Fund's common stock, as well as affiliated persons of EIMC, are required to file with the Securities and Exchange Commission certain reports regarding their ownership of the Fund's common stock and any changes in that ownership. Specific dates for filing such reports have been established, and the Fund is required to report in this proxy statement any failure by such persons to file the reports by those dates during its most recent fiscal year. All such forms have been filed on time for the fiscal year ended November 30, 2002.

                              STOCKHOLDER PROPOSALS

     Any stockholder desiring to present a proposal for consideration at the 2004 Annual Meeting of Stockholders of the Fund should submit such proposal in writing c/o Evergreen Investment Services, Inc., 200 Berkeley Street - 21st floor, Boston, MA 02116-5034 so that it is received by the Fund no later than December 11, 2003. Proxies submitted by stockholders confer discretionary authority on the individually named proxies to vote on all matters presented at the meeting, including any matter presented as to which the Fund did not have notice at least 45 days before the date on which the Fund mailed its proxy material for the prior year's Annual Meeting of Stockholders. Mere submission of a stockholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the 2004 Annual Meeting since such inclusion and presentation are subject to compliance with certain federal regulations.

                                                  Carol A. Kosel, Treasurer

April 8, 2003

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 14, 2003

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Vestaur Securities, Inc. (the "Fund") will be held on Wednesday, May 14, 2003, at 9:30 a.m. local time, at the Fifth Floor Board Room, Wachovia Bank, 123 South Broad Street, Philadelphia, PA 19102, for the following purposes:

    1. To elect a Board of nine Directors to serve until the next annual meeting and until their successors shall have been elected and qualified;

    2. To ratify the action of the Board of Directors in selecting KPMG, LLP as auditors to examine the books and financial statements of the Fund, for the period commencing December 1, 2002 and ending November 30, 2003; and

    3. To transact such other business as may properly be brought before the Meeting.

     If you plan to attend the meeting, please bring this stub as your admission ticket.




                            VESTAUR SECURITIES, INC.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                   DIRECTORS OF THE CORPORATION FOR THE ANNUAL
                      MEETING OF STOCKHOLDERS, MAY 14, 2003

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Dung Vukhac and Brian McCarthy or either of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of stock standing in the name of the undersigned at the annual meeting of stockholders of Vestaur Securities, Inc. to be held at Fifth Floor Board Room, Wachovia Bank, 123 South Broad Street, Philadelphia, PA 19102 on Wednesday, May 14, 2002 at 9:30 a.m., local time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:

                                    (Continued, and to be signed on other side)

        X        Please mark your
                 votes as in this
                 example.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEMS 1 AND 2, BUT IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED FOR THE
ELECTION OF THE 9 PERSONS NAMED IN THE PROXY STATEMENT AS DIRECTORS AND FOR RATIFICATION OF THE APPOINTMENT OF THE AUDITORS NAMED.

------------------------------
VESTAUR SECURITIES, INC.
------------------------------

1.   ELECTION OF DIRECTORS

To vote FOR all     [ ] WITHHOLD AUTHORITY   [ ] Nominees: Steven S. Elbaum
nominees                                                   Paul B. Fay, Jr.
                                                           Glen T. Insley
                                                           John C. Jansing, Sr.
                                                           Charles P. Pizzi
                                                           Philip R. Reynolds
                                                           Marciarose Shestack
                                                           Robert E. Shultz
                                                           Dung Vukhac

[  ] _________________________________________________________
     FOR all nominees (except as marked to the contrary above)


2.   The ratification of the               FOR       AGAINST      ABSTAIN
     selection of KPMG, LLP as             [  ]       [  ]         [  ]
     auditors for the period
     December 1, 2002 through
     November 30, 2003.


3.   In their discretion, the proxies      FOR       AGAINST      ABSTAIN
     are authorized to vote upon any       [  ]       [  ]         [  ]
     other business which may properly
     come before the meeting or any
     adjournment thereof.

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management thereto. The management is not aware of any such matters.

                                    -------------------------
                                    PLEASE SIGN AND RETURN
                                    THIS PROXY CARD IN THE
                                    ENCLOSED ENVELOPE.
                                    -------------------------

Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.


SIGNATURE(S)____________________________________________DATE_____________


SIGNATURE(S)____________________________________________DATE_____________